JPMorgan SmartRetirement Funds

JPMorgan SmartRetirement 2035 FundSM
(Class R2 Shares)
(a series of JPMorgan Trust I)

Supplement dated February 26, 2010
to the Summary Prospectus dated November 1, 2009

CHANGE IN PRIMARY BENCHMARK. Effective March 31, 2010 (the “Effective Date”), the primary benchmark for the JPMorgan SmartRetirement 2035 Fund (the “Fund”) will change to the S&P Target Date 2035 Index (the “Index”). Currently, the Fund uses the Russell 3000 Index as its primary benchmark. The Russell 3000 Index includes only equity securities. The Index is designed to reflect the exposure to various asset classes included in target date funds including U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities. With its broader array of asset classes, the Index will provide a better benchmark with which to compare the Fund’s performance. Concurrent with the change in the primary index, the Fund will no longer use the SmartRetirement 2035 Composite Index.

The following “The Fund’s Past Performance” and “Average Annual Total Return” table of the Fund’s Class R2 Shares Summary Prospectus replace the corresponding paragraph and table on page 3 of the Summary Prospectus.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R2 Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the S&P Target Date 2035 Index, the Russell 3000 Index, and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indexes, and the Lipper Mixed-Asset Target 2035 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

SUP-SPRO-SR2035-R2-210

AVERAGE ANNUAL TOTAL RETURNS*

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund [1]
CLASS R2	(34.77)%	(24.82)%
S&P TARGET DATE 2035 INDEX[2] (Reflects No Deduction for Fees, Expenses or Taxes)	(32.43)	(22.93)

RUSSELL 3000 INDEX[2] (Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

LIPPER MIXED-ASSET TARGET 2035 FUNDS AVERAGE (Reflects No Deduction for Taxes)	(37.18)	(27.02)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares, which invests in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

2	Effective March 31, 2010, the Fund’s benchmark changed from the Russell 3000 Index to the S&P Target Date 2035 Index to better reflect the Fund’s investment strategy.

Effective immediately, the first paragraph of the Fund’s Summary Prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2009 as supplemented February 26, 2010 are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE